UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2013

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

Wells Fargo Amendment No. 6

On April 1, 2013, Lighting Science Group Corporation (the “Company”) and its domestic wholly-owned subsidiaries (the “Guarantors”) entered into Amendment No. 6 to Loan and Security Agreement, Consent and Waiver (the “Amendment”) effective as of March 31, 2013, which amends that certain Loan and Security Agreement (the “Wells Fargo Loan Agreement”), dated November 22, 2010, with Wells Fargo Bank, National Association (“Wells Fargo”), in its capacity as issuing bank, agent, and a lender thereunder. Among other things, the Amendment (i) extended the maturity date of the Wells Fargo Loan Agreement to April 2, 2014, and (ii) reduced the maximum credit available under the Wells Fargo Loan Agreement by $2,500,000 (from $50,000,000 to $47,500,000) on November 22, 2013 if (x) the Company’s consolidated earnings (loss) before interest, tax, depreciation and amortization for the nine month period ending on September 30, 2013 is greater than $(20,229,000) and (y) excess availability under the Wells Fargo Loan Agreement on November 22, 2013 is less than $10,000,000.

Pursuant to the Amendment, Wells Fargo also waived certain events of defaults under the Wells Fargo Loan Agreement related to the Company’s creation of a new subsidiary in India. The Company also agreed to pledge 65% of the issued and outstanding capital stock of such subsidiary as collateral supporting the Wells Fargo Loan Agreement. Further, the Amendment permits the Company to make additional advances to certain affiliates (including its new subsidiary in India) in an amount not to exceed $500,000 from the date of the Amendment through October 1, 2013, and in an amount not to exceed $250,000 thereafter.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.59 to the Company’s Annual Report on Form 10-K filed on April 1, 2013 and is incorporated herein by reference.

Ares Letter of Credit Amendment No .1

On April 1, 2013, the Company and the Guarantors entered into Amendment No. 1 to Second Lien Letter of Credit, Loan and Security Agreement (the “Ares Amendment”) which amends the Second Lien Letter of Credit, Loan and Security Agreement (the “Ares Loan Agreement”), dated as of September 20, 2011, with Ares Capital Corporation (“Ares”), in its capacity as agent and a lender thereunder. In accordance with the Ares Amendment, the maturity date of the Ares Loan Agreement was extended to April 2, 2014.

Pursuant to the Ares Amendment, Ares also waived certain events of defaults under the Ares Loan Agreement related to the Company’s creation of a new subsidiary in India. The Company also agreed to pledge 65% of the issued and outstanding capital stock of such subsidiary as collateral supporting the Ares Loan Agreement.

The foregoing description of the Ares Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Ares Amendment, which is filed as Exhibit 10.60 to the Company’s Annual Report on Form 10-K filed on April 1, 2013 and is incorporated herein by reference.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report is incorporated in this Item 2.03 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: April 4, 2013	By:	/s/ Zvi Raskin
	Name:	Zvi Raskin
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Amendment No. 6 to Loan and Security Agreement and Consent, dated as of April 1, 2013, by and among Lighting Science Group Corporation, Biological Illumination, LLC, LSGC, LLC and Wells Fargo Bank, National Association, in its capacity as issuing bank and agent (previously filed as Exhibit 10.59 to the Company’s Annual Report on Form 10-K filed on April 1, 2013, File No. 0-20354, and incorporated herein by reference).

10.2	Amendment No. 1 to Second Lien Letter of Credit, Loan and Security Agreement, dated as of April 1, 2013, by and among Lighting Science Group Corporation, Biological Illumination, LLC, LSGC, LLC and Ares Capital Corporation (previously filed as Exhibit 10.60 to the Company’s Annual Report on Form 10-K filed on April 1, 2013, File No. 0-20354, and incorporated herein by reference).